UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 29, 2020

CAREDX, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36536	94-3316839
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Tower Place, 9th Floor

South San Francisco, California 94080

(Address of Principal Executive Offices) (Zip Code)

(415) 287-2300

Registrant’s telephone number, including area code

N/A

(Former Name, or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

(Title of each class)	(Trading Symbol)	(Name of exchange on which registered)
Common Stock, $0.001 Par Value	CDNA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition.

On October 29, 2020, CareDx, Inc. (the “Company”) issued a press release announcing its financial results for the quarter ended September 30, 2020. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 2.02, including the press release attached hereto as Exhibit 99.1, is intended to be furnished under Item 2.02 and Item 9.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 29, 2020, the Company announced that the Company’s board of directors (the “Board”) elected Reginald Seeto, MBBS, the Company’s current President and Chief Business Officer, to succeed Peter Maag, Ph.D. as the Company’s Chief Executive Officer and principal executive officer, effective as of November 1, 2020 (the “Effective Date”). As of the Effective Date, Dr. Seeto was also appointed as a Class III director of the Company. Dr. Maag will continue to serve on the Board as its Chairman, and, was appointed as the Company’s Executive Chair, effective as of the Effective Date.

Dr. Seeto, age 49, has served as the Company’s President and Chief Business Officer since November 2018. Dr. Seeto served as the Chief Operating Officer of Ardelyx, Inc., a specialized biopharmaceutical company, from October 2016 through mid-August 2018 and continued with Ardelyx, Inc. from August 2018 through December 2018 as a consultant. From April 2008 until October 2016, Dr. Seeto held various positions of increasing responsibility at MedImmune Limited, a biotechnology company and subsidiary of AstraZeneca Plc, and at AstraZeneca, most recently serving as vice president, head of partnering and strategy for AstraZeneca. Earlier, he served as company president of AstraZeneca Thailand and before that, as executive vice president of corporate development and strategy for MedImmune. Prior to joining AstraZeneca/MedImmune, Dr. Seeto held senior marketing roles at Organon Biosciences, which was acquired by Schering Plough in 2007, and Boehringer Ingelheim Pharmaceuticals. Earlier, Dr. Seeto served as an engagement manager for McKinsey & Company and started his career as a practicing medical doctor and clinical researcher in Australia. Dr. Seeto earned both his BScMed (Hons) and MBBS (Hons) in medical studies from the University of Sydney, Australia.

There are no arrangements or understandings between Dr. Seeto and any other persons pursuant to which he was selected as Chief Executive Officer. There are no reportable family relationships or related party transactions (as defined in Item 404(a) of Regulation S-K) involving the Company and Dr. Seeto.

In connection with Dr. Seeto’s appointment as the Company’s Chief Executive Officer, the Compensation Committee of the Board approved an increase in Dr. Seeto’s base salary to $540,000 and an increase in his annual performance bonus to a target of 90% of his annual base salary, effective as of the Effective Date.

In addition, the Change of Control and Severance Agreement, dated November 26, 2018, between Dr. Seeto and the Company (the “Seeto Change of Control Agreement”) was amended on October 29, 2020 (the “Amendment to Change of Control Agreement”) to provide that, effective as of the Effective Date, Dr. Seeto will be entitled to twelve months’ severance and twelve months of continued benefits (increased from six months’ severance and six months of continued benefits) if, within two months prior to, or twelve months following, a change of control, the Company or its successor terminates Dr. Seeto’s employment without cause, or if the Company or a successor terminates Dr. Seeto’s employment without cause and such termination occurs outside of a change of control event. The foregoing description of the Amendment to Change of Control Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment to Change of Control Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference, and the form of Change of Control and Severance Agreement between the Company and each of its executive officers, filed as Exhibit 10.11 to the Company’s Registration Statement on Form S-1 (File No. 333-196494) filed on June 3, 2014.

In connection with Dr. Seeto’s appointment as the Company’s Chief Executive Officer, effective as of November 2, 2020, Dr. Seeto will also be granted an option to purchase 19,000 shares of the Company’s Common Stock (the “Option”), 6,100 restricted stock units (the “RSUs”) and 6,100 performance restricted stock units (“PRSUs”) under the Company’s 2014 Equity Incentive Plan. The Option will vest, subject to Dr. Seeto’s continued employment with the Company, 1/4th on the one year anniversary of the Effective Date, and 1/48th of the total number of shares subject to the Option will vest at the end of each calendar month thereafter. The RSUs will vest at a rate of 25% per year on each one-year anniversary from the Effective Date. The PRSUs will vest upon the achievement of certain pre-established Company metrics.

In connection with Dr. Maag’s appointment as the Company’s Executive Chair, on October 29, 2020, the Company and Dr. Maag entered into an executive chair agreement, which will be effective as of the Effective Date (the “Executive Chair Agreement”). The Executive Chair Agreement provides that Dr. Maag’s annual base salary is $270,000 and his annual performance bonus is 100% of his annual base salary. In addition, any time-based vesting equity awards that Dr. Maag held as of the date of the Executive Chair Agreement or that are thereafter granted to Dr. Maag will automatically vest through June 30, 2024 if Dr. Maag’s employment with the Company is terminated by the Company without cause (as defined in the Executive Chair Agreement) before June 30, 2024. The foregoing description of the Executive Chair Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Executive Chair Agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01	Other Events.

On October 29, 2020, the Company issued a press release announcing the appointment of Dr. Maag as the Company’s Executive Chair and Dr. Seeto as the Company’s Chief Executive Officer. A copy of the press release is filed herewith as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Amendment to Change of Control and Severance Agreement, dated October 29, 2020, by and between CareDx, Inc. and Reginald Seeto, MBBS.

10.2	Executive Chair Agreement, dated October 29, 2020, by and between CareDx, Inc. and Peter K. Maag, Ph.D.

99.1	Press Release issued by CareDx, Inc., dated October 29, 2020.

99.2	Press Release issued by CareDx, Inc., dated October 29, 2020.

104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 29, 2020	CAREDX, INC.

	By:	/s/ Michael Bell
Michael Bell
Chief Financial Officer